UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K/A (AMENDMENT NO. 1)
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2018
Horizon Global Corporation (Exact Name of Registrant as Specified in its Charter)

Delaware	001-37427	47-3574483
_____________________ (State or Other Jurisdiction	_____________ (Commission	______________ (IRS Employer
of Incorporation)	File Number)	Identification No.)

2600 West Big Beaver Road, Suite 555, Troy, Michigan _____________________		48084 ___________ (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:	(248) 593-8820 _____________

Not Applicable
________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

This Amendment No. 1 to Current Report on Form 8-K/A (“Amendment No. 1”) is filed as an amendment to the Current Report on Form 8-K filed by Horizon Global Corporation (the “Company”) on October 29, 2018 (the “Original Form 8-K”). The Original Form 8-K was filed to, among other things, disclose the appointment of Carl S. Bizon to the position of permanent President, Chief Executive Officer and director, effective immediately. This Amendment No. 1 supplements the Original Form 8-K with information relating to Mr. Bizon's compensation that was not finalized as of the filing of the Original Form 8-K. All other information set forth in the Original Form 8-K is otherwise unchanged. This Amendment No. 1 also provides disclosure relating to a recent amendment to the Company's Executive Severance/Change of Control Policy (the “Severance Policy”).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 6, 2018, the Compensation Committee of the Company's Board of Directors (the “ Compensation Committee”) approved changes to Mr. Bizon's annual compensation. Mr. Bizon will (i) receive an annual base salary of $630,000.00, (ii) be eligible to receive an annual short-term cash incentive award based on the performance of the Company targeted at 100% of base salary, (iii) be eligible to receive an annual long-term incentive award (beginning with the 2019 calendar year) under the Company's Amended and Restated 2015 Equity and Incentive Compensation Plan with a target value of $600,000.00; and (iv) be a Tier I participant in the Company's Severance Policy, as amended on November 6, 2018 and more fully described below.

The Company's Severance Policy covers each of the Company’s named executive officers as well as other members of management.  The Compensation Committee from time to time determines the level of benefits available to participants based on a tiered structure. The Severance Policy provides that the Company will make severance payments to a participant upon the termination of such participant’s employment under certain circumstances.

On November 6, 2018, the Compensation Committee amended the Severance Policy to (i) eliminate Tier III such that the only tiers are Tier I and Tier II, (ii) reduce the non-change of control multiplier from 2 to 1.5 for Tier I and (iii) reduce the change of control multiplier from 3 to 2 for Tier I and from 2 to 1.5 for Tier II.  Additionally, the amendment to the Severance Policy classifies the Company’s Chief Executive Officer as a Tier I participant and its Chief Financial Officer, General Counsel, Chief Human Resources Officer, Chief Information Officer and Business Unit Presidents as Tier II participants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON GLOBAL CORPORATION

Date:	November 9, 2018	By:	/s/ Jay Goldbaum
		Name:	Jay Goldbaum
		Title:	General Counsel and Chief Compliance Officer